Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.70%	4.80%
Rate of compensation increase	3.70%	3.60%
Net periodic benefit cost Discount rate	4.50%	2.80%
Rate of compensation increase	3.70%	2.90%
Expected return on plan assets	5.70%	4.60%